Acquisitions	3 Months Ended
Jun. 30, 2026
Business Combination, Asset Acquisition, Transaction between Entities under Common Control, and Joint Venture Formation [Abstract]
Acquisitions
4 - Acquisitions
Acquisitions
In October 2025, the Company entered into a definitive agreement to acquire all of the outstanding equity interests of DreamBig Semiconductor, Inc. (“DreamBig”) for approximately $265.0 million in cash, subject to purchase price adjustments. The addition of DreamBig’s advanced networking capabilities, technology, and engineering expertise is expected to enhance the Company’s portfolio and help it deliver more complete solutions. On July 1, 2026, the Company completed the acquisition of DreamBig. See Note 16 - Subsequent Events, for further details.